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                                                                  Exhibit 10.8.1

                               BIOVEX GROUP, INC.

                       NOTE AND WARRANT PURCHASE AGREEMENT

                                 AUGUST 23, 2006

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                                TABLE OF CONTENTS

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1. Definitions...........................................................     1

2. Terms of the Notes....................................................     3
   2.1    Issuance of Notes..............................................     3
   2.2    Right to Convert Notes; Repayment..............................     3

3. Warrants..............................................................     4

4. Closing...............................................................     4

5. Representations and Warranties of the Company.........................     5
   5.1    Organization, Good Standing and Qualification..................     5
   5.2    Authorization..................................................     5
   5.3    Compliance with Other Instruments..............................     5
   5.4    Valid Issuance of Stock........................................     5
   5.5    Capitalization of the Company..................................     6

6. Representations and Warranties of the Lenders.........................     6
   6.1    Authorization..................................................     6
   6.2    Purchase Entirely for Own Account..............................     7
   6.3    Disclosure of Information......................................     7
   6.4    Investment Experience..........................................     7
   6.5    Accredited Investor............................................     7
   6.6    Restricted Securities..........................................     7
   6.7    Further Limitations on Disposition.............................     8
   6.8    Legends........................................................     8

7. Defaults and Remedies.................................................     9
   7.1    Events of Default..............................................     9
   7.2    Remedies.......................................................    10

8. Miscellaneous.........................................................    10
   8.1    Successors and Assigns.........................................    10
   8.2    Governing Law..................................................    10
   8.3    Counterparts...................................................    10
   8.4    Titles and Subtitles...........................................    10
   8.5    Notices........................................................    10
   8.6    Finder's Fee...................................................    11
   8.7    Expenses.......................................................    11
   8.8    Entire Agreement; Amendments and Waivers.......................    11
   8.9    Effect of Amendment or Waiver..................................    12
   8.10   Severability...................................................    12
   8.11   Exculpation Among Lenders......................................    12
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
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   8.12   Acknowledgement................................................    12
   8.13   Waiver of Jury Trial...........................................    12
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EXHIBIT A CONVERTIBLE PROMISSORY NOTE

EXHIBIT B WARRANT TO PURCHASE SHARES OF EQUITY SECURITIES

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                       NOTE AND WARRANT PURCHASE AGREEMENT

     THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made as of
August 23, 2006, by and among BioVex Group, Inc., a Delaware corporation (the
"Company"), and the lenders (each, a "Lender" and collectively, the "Lenders") named on the Schedule of Lenders attached hereto (the "Schedule of Lenders").
Capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in Section 1 below.

     WHEREAS, each of the Lenders intends to provide certain Consideration to the Company as described for each Lender on the Schedule of Lenders;

     WHEREAS, the parties wish to provide for the sale and issuance of Notes and Warrants in return for the provision by the Lenders of the Consideration to the Company; and

     WHEREAS, the parties intend for the Company to issue in return for the Consideration one or more Notes and Warrants to purchase shares of the Company's
Common Stock;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   DEFINITIONS.

               (a) "CONSIDERATION" shall mean the amount of money paid by each Lender pursuant to this Agreement as shown on the Schedule of Lenders.

               (b) "CONVERSION SHARES" shall, for purposes of determining the type of Equity Securities issuable upon conversion of the Notes, mean:

                    (i) if the Notes are converted to equity pursuant to Section
2.2(a) below, shares of Common Stock of the Company; and

                    (ii) if the Notes are converted to equity pursuant to
Section 2.2(b), 2.2(c) or 2.2(d) below, the Series D Preferred Stock.

               (c) "CONVERSION PRICE" shall mean:

                    (i) with respect to a conversion pursuant to Section 2.2(a) below, the price per share at which the Common Stock is offered and sold to the public in connection with the Initial Public Offering; and

                    (ii) with respect to a conversion pursuant to Section
2.2(b), 2.2(c) or 2.2(d) below, $1.42 per share.

               (d) "EQUITY SECURITIES" shall mean the Company's Common Stock or
Preferred Stock or any securities conferring the right to purchase the Company's
Common Stock or Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Company's Common Stock or Preferred Stock.

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               (e) "EXERCISE PRICE" shall mean either (a) the price per share at which the Common Stock is offered and sold to the public in connection with the
Initial Public Offering or (b) in the event that the Initial Public Offering has not occurred on or prior to the IPO Date, $1.42 per share.

               (f) "INITIAL PUBLIC OFFERING" or "IPO" shall mean the closing of the Company's first underwritten public offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended
(the "Act"), and which results in aggregate gross proceeds to the Company of not less than $20,000,000 (including the aggregate amount of debt securities converted into Common Stock upon conversion of the Notes pursuant to Section
2.2(a) below).

               (g) "IPO DATE" shall mean November 30, 2006.

               (h) "MAJORITY NOTE HOLDERS" shall mean the holders of at least sixty percent (60%) of the aggregate principal amount of Notes outstanding from time to time.

               (i) "MATURITY DATE" shall mean 11:59 p.m. (Boston time) on November 30, 2006.

               (j) "NOTES" shall mean the one or more promissory notes issued to each Lender pursuant to Section 2.1 below, the form of which is attached hereto as Exhibit A.

               (k) "PREMIUM" shall mean an amount equal to fifteen percent (15%) of the outstanding principal of a Note.

               (l) "PURCHASE PRICE OF WARRANT" shall mean the price paid by the Lenders to receive each Warrant, which amount shall be one-tenth of one percent
(0.1%) of the principal amount of each related Note.

               (m) "SALE" of the Company shall mean (i) any merger or consolidation (by sale of stock or otherwise) to which the Company is a party
(except any merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold, immediately following such merger or consolidation and in approximately the same relative proportions as they held voting stock of the Company, at least 51% of the voting power of the capital stock of (A) the surviving or resulting corporation or (B) if the surviving or resulting corporation is a wholly-owned subsidiary of another corporation immediately following such merger or consolidation, of the parent corporation of such surviving or resulting corporation), or (ii) the sale to a third party of all or substantially all of the assets of the Company.

               (n) "SERIES D PREFERRED STOCK" shall mean shares of the Company's
Series D Preferred Stock, par value $0.0001 per share.

               (o) "WARRANT SHARES" shall mean either (a) shares of Common Stock of the Company or (b) in the event that the Initial Public Offering has not occurred on or prior to the IPO Date, shares of Series D Preferred Stock, issuable pursuant to the Warrants.

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               (p) "WARRANTS" shall mean one or more warrants issued pursuant to
Section 3 below.

               (q) "WARRANT COVERAGE AMOUNT" shall mean, with respect to any particular Warrant issued to a Lender, thirty percent (30%) of the principal amount of the Note issued to such Lender in conjunction with such Warrant.

     2.   TERMS OF THE NOTES.

          2.1  ISSUANCE OF NOTES.

     In return for the Consideration paid by each Lender, the Company shall sell and issue to such Lender one or more Notes. Each Note shall have a principal balance equal to that portion of the Consideration, less the related Purchase
Price of Warrant, paid by such Lender, as set forth in the Schedule of Lenders.
Each Note shall be convertible into Conversion Shares pursuant to Section 2.2 below.

          2.2  RIGHT TO CONVERT NOTES; REPAYMENT.

               (a) INITIAL PUBLIC OFFERING. Unless earlier converted pursuant to
Section 2.2(b), 2.2(c) or 2.2(d), immediately prior to the closing of the Initial Public Offering, all outstanding principal and unpaid accrued interest of each Note shall be automatically converted into Conversion Shares. The number of Conversion Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on a Note to be converted on the date of conversion by the Conversion
Price.

               (b) SALE OF COMPANY. Unless earlier converted pursuant to Section
2.2(a), 2.2(c) or 2.2(d), immediately prior to the closing of a Sale of the Company, all outstanding principal and unpaid accrued interest of each Note plus the Premium shall, at the election of the Lender, (i) be prepaid by the Company or (ii) be automatically converted into Conversion Shares. The number of Conversion Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the sum of (x) the outstanding principal and unpaid accrued interest on a Note to be converted on the date of conversion and
(y) the Premium by the Conversion Price.

               (c) MANDATORY PRIOR CONVERSION. Unless earlier converted pursuant to Section 2.2(a), 2.2(b) or 2.2(d), the Majority Note Holders may request in writing at any time that the Company convert all outstanding principal and unpaid accrued interest of each Note into Conversion Shares (the "Mandatory
Conversion"). Thereupon, the outstanding principal and unpaid accrued interest of each Note shall automatically be converted into Conversion Shares. The number of Conversion Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on a Note to be converted on the date of conversion by the Conversion
Price. The Company shall, as soon as reasonably practicable after such Mandatory
Conversion, provide written notice of such Mandatory Conversion to the other holders of the Notes and take all necessary corporate action to effect the Mandatory Conversion.

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               (d) OPTIONAL CONVERSION. Unless earlier converted pursuant to
Section 2.2(a), 2.2(b) or 2.2(c), the outstanding principal and unpaid accrued interest of a Note may at any time be converted, solely at the option of the holder thereof, into Conversion Shares (the "Optional Conversion"). The number of Conversion Shares to be issued upon such conversion shall be equal to the quotient obtained by dividing the outstanding principal and unpaid accrued interest on a Note to be converted on the date of conversion by the Conversion
Price.

               (e) REPAYMENT. In the event that none of the Initial Public
Offering, the Sale, the Mandatory Conversion or (in respect of each and every Note) an Optional Conversion has occurred on or before the Maturity Date, each holder of a Note then outstanding may at any time after the Maturity Date demand full payment of the outstanding principal and unpaid accrued interest of such Note, which payment shall be in immediately available funds; provided that the Majority Note Holders shall have consented to such demand.

               (f) NO FRACTIONAL SHARES. Upon the conversion of a Note into
Conversion Shares, in lieu of any fractional shares to which the holder of the Note would otherwise be entitled, the Company shall pay the Note holder cash equal to such fraction multiplied by the applicable Conversion Price.

               (g) MECHANICS OF CONVERSION. The Company shall not be required to issue or deliver the Conversion Shares until the Note holder has surrendered the Note to the Company. Such conversion may be made contingent upon the closing of the Initial Public Offering (with respect to conversion pursuant to Section
2.2(a)) or the Sale (with respect to conversion pursuant to Section 2.2(b)).
Upon the automatic conversion of the Notes, all Notes shall be deemed to have been converted (regardless of surrender) and all rights with respect to the Notes shall terminate, except only the right of the holder thereof, upon surrender of the Note, to receive the Conversion Shares.

     3.   WARRANTS.

     At the Closing (as defined in Section 4 below), and in return for the Company's receipt of the Purchase Price of Warrant and the principal amount of the Notes, each Lender shall receive a warrant to purchase Warrant Shares in the form attached hereto as Exhibit B (the "Warrant"). Each Warrant shall be exercisable for that number of Warrant Shares determined by dividing the Warrant
Coverage Amount by the Exercise Price.

     4.   CLOSING.

     The closing (the "Closing") of the purchase of the Notes and issuance of the Warrants in return for the Consideration paid by each Lender shall take place at the offices of WilmerHale, 60 State Street, Boston, Massachusetts, at 9:00 a.m. (Boston time), on August 23, 2006, or at such other time and place as the Company and Lenders purchasing sixty percent (60%) in interest of the aggregate principal amount of the Notes to be sold at the Closing agree upon orally or in writing. At the Closing, each Lender shall deliver the Consideration to the Company and the Company shall deliver to each Lender one or more executed Notes and Warrants in return for the respective Consideration provided to the Company.

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     5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     In connection with the transactions provided for herein, the Company hereby represents and warrants to the Lenders that:

          5.1  ORGANIZATION, GOOD STANDING AND QUALIFICATION.

     The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

          5.2  AUTHORIZATION.

     Except for the authorization and issuance of the shares issuable in connection with the Initial Public Offering or a Sale, all corporate action has been taken on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Notes and the Warrants. Except as may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights, the Company has taken all corporate action required to make all of the obligations of the Company reflected in the provisions of this Agreement, the Notes and the Warrants, the valid and enforceable obligations they purport to be. The issuance of the Notes and Warrants, or their subsequent conversion into Conversion Shares or exercise into Warrant Shares, will not be subject to the preemptive rights of any stockholder of the Company.

          5.3  COMPLIANCE WITH OTHER INSTRUMENTS.

     Neither the authorization, execution and delivery of this Agreement, nor the issuance and delivery of the Notes and the Warrants, will constitute or result in a material default or violation of any law or regulation applicable to the Company or any material term or provision of the Company's current certificate of incorporation or bylaws or any material agreement or instrument by which it is bound or to which its properties or assets are subject.

          5.4  VALID ISSUANCE OF STOCK.

     The Conversion Shares to be issued, sold and delivered upon conversion of the Notes will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Warrant Shares to be issued, sold and delivered in accordance with the terms of the Warrants will be duly authorized and validly issued, fully paid and nonassessable and, based in part upon the representations and warranties of the Lenders in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

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          5.5  CAPITALIZATION OF THE COMPANY.

     The authorized capital of the Company consists of:

               (a) Preferred Stock. 43,170,337 shares of Preferred Stock, par value $0.0001 per share, of which:

                    (i) 9,692,462 shares have been designated Series A Preferred
Stock, 9,521,832 of which are issued and outstanding,

                    (ii) 18,931,043 shares have been designated Series B
Preferred Stock, all of which are issued and outstanding,

                    (iii) 2,529,366 shares have been designated Series C
Preferred Stock, all of which are issued and outstanding,

                    (iv) 10,117,466 shares have been designated Series D
Preferred Stock, 7,588,098 of which are issued and outstanding, and

                    (v) 1,900,000 shares have been designated Series M Preferred
Stock, all of which are issued and outstanding.

The rights, privileges and preferences of the Series A Preferred Stock, Series B
Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series M
Preferred Stock are as stated in the Company's Restated Certificate of Incorporation.

               (b) Common Stock. 50,860,902 shares of Common Stock, par value
$0.0001 per share, of which 224,220 are issued and outstanding.

               (c) The outstanding securities of the Company are owned by the security holders in the numbers specified in Exhibit B hereto.

               (d) The outstanding shares of capital stock of the Company are all duly and validly authorized and issued, fully paid and nonassessable, and were issued pursuant to an exemption from registration under the Act.

     6.   REPRESENTATIONS AND WARRANTIES OF THE LENDERS.

     In connection with the transactions provided for herein, each Lender, severally and not jointly, hereby represents and warrants to the Company that:

          6.1  AUTHORIZATION.

     This Agreement constitutes such Lender's valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights and (ii) laws relating to the availability of specific performance, injunctive relief or other

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equitable remedies. Each Lender represents that it has full power and authority to enter into this Agreement.

          6.2  PURCHASE ENTIRELY FOR OWN ACCOUNT.

     Each Lender acknowledges that this Agreement is made with such Lender in reliance upon such Lender's representation to the Company that the Notes, the Warrants, the Conversion Shares, the Warrant Shares and any Common Stock issuable upon conversion of the Conversion Shares (collectively, the "Securities") will be acquired for investment for such Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Lender has no present intention of selling, granting any participation in, or otherwise distributing the same.

          6.3  DISCLOSURE OF INFORMATION.

     Each Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Securities. Each Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

          6.4  INVESTMENT EXPERIENCE.

     Each Lender is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Each Lender also represents it has not been organized solely for the purpose of acquiring the Securities.

          6.5  ACCREDITED INVESTOR.

     Each Lender either (1) is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (the "SEC"), as presently in effect or (2) is not a "U.S. Person," and is not acquiring the securities for the account or benefit of any U.S. Person, within the meaning of Regulation S under the Act. If such Lender is not a U.S. Person, such Lender agrees to resell such securities only in accordance with the provisions of Regulation S under the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration, and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act.

          6.6  RESTRICTED SECURITIES.

     Each Lender understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.
Each Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

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          6.7  FURTHER LIMITATIONS ON DISPOSITION.

               (a) Without in any way limiting the representations and warranties set forth above, each Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 6 and:

                    (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (ii) (A) Such Lender has notified the Company of the proposed disposition and has furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) if reasonably requested by the Company, such Lender shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in extraordinary circumstances.

               (b) Notwithstanding the foregoing, the following transactions shall be exempt from the provisions of Section 6.7(a):

                    (i) if the Lender is a legal entity, a transfer to any holding or subsidiary company of that Lender or to any other subsidiary of any such Lender's holding company (all such entities together, the "Lender's
Group"), provided that if the transferee ceases to be a member of the Lender's
Group, it shall, immediately prior to such event, transfer the Securities back to the original transferor or to another member of the Lender's Group at that time and also provided that no transfer shall take place under this Section 6.7 unless the business of the proposed transferee consists wholly or mainly of holding securities for investment purposes;

                    (ii) a transfer to a person who is the beneficial owner of such Securities or (in the case of the legal title only) to a different or additional nominee or trustee on behalf of such beneficial owner, provided that such person has not become the beneficial owner thereof other than in accordance with the provisions hereof; and

                    (iii) if the transferor is either a person whose principal business is to make, manage or advise upon investments (an "Institutional
Preferred Holder") (or a nominee thereof), or a fund, partnership or other entity managed or advised by an Institutional Preferred Holder, to any affiliated or parallel fund or partnership (or nominee thereof) managed or advised by such Institutional Preferred Holder, to any participant or partner or former partner in such fund, partnership or other entity (or nominee thereof), to such Institutional Preferred Holder itself or to any successor manager of such fund or partnership or to any subsidiary or holding company from time to time of any limited or general partner of such fund or partnership.

          6.8  LEGENDS.

     It is understood that the Securities may bear the following legend:

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     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
     1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED,
     HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN
     OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT
     REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH
     ACT."

     "THESE SECURITIES MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE
     PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
     PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN
     AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE
     SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES
     ACT."

     7.   DEFAULTS AND REMEDIES.

          7.1  EVENTS OF DEFAULT.

     The following events shall be considered Events of Default with respect to each Note:

               (a) The Company shall default in the payment of any part of the principal or unpaid accrued interest on the Note after the Maturity Date or at a date fixed by acceleration or otherwise.

               (b) The Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a voluntary petition for bankruptcy, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company, or of all or any substantial part of the properties of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company.

               (c) Within thirty (30) days after the commencement of any proceeding against the Company seeking any bankruptcy reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such proceeding shall not have been dismissed, or within thirty (30) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

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               (d) The Company shall materially breach any obligation to be observed or performed by it under this Agreement, the Notes or the Warrants, and fails to cure such breach within thirty (30) days after written notice thereof from the Majority Note Holders.

          7.2  REMEDIES.

     Upon the occurrence of an Event of Default under Section 7.1 hereof, at the option and upon the declaration of the holder of a Note, the entire unpaid principal and accrued and unpaid interest on such Note shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, and such holder may, immediately and without expiration of any period of grace, enforce payment of all amounts due and owing under such Note and exercise any and all other remedies granted to it at law, in equity or otherwise.

     8.   MISCELLANEOUS.

          8.1  SUCCESSORS AND ASSIGNS.

     Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that the Company may not assign its obligations under this Agreement without the written consent of the Majority Note Holders. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          8.2  GOVERNING LAW.

     This Agreement, the Notes and the Warrants shall be governed by and construed under the laws of the Commonwealth of Massachusetts as applied to agreements among Massachusetts residents, made and to be performed entirely within the Commonwealth of Massachusetts.

          8.3  COUNTERPARTS.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.4  TITLES AND SUBTITLES.

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.5  NOTICES.

     All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the

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recipient, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (iv) one (1) day after deposit with an internationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section
8.5):

          If to the Company:

          BioVex Group, Inc.
          34 Commerce Way
          Woburn, MA 01801
          Attention: President

          If to Lenders:

          At the respective addresses shown on the signature pages hereto.

          8.6  FINDER'S FEE.

     Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Lender agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which Lender or any of its officers, partners, employees or representatives is responsible. The
Company agrees to indemnify and hold harmless each Lender from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.7  EXPENSES.

     If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

          8.8  ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS.

     This Agreement, the Notes and the Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.
The Company's agreements with each of the Lenders are separate agreements, and the sales of the Notes and Warrants to each of the Lenders are separate sales.
Nonetheless, any term of this Agreement, the Notes or the Warrants may be amended and the observance of any term of this Agreement, the Notes or the Warrants may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written

US1DOCS 5696650v8


                                       11


consent of the Company and the Majority Note Holders. Any waiver or amendment effected in accordance with this Section shall be binding upon each party to this Agreement and any holder of any Note or Warrant purchased under this Agreement at the time outstanding and each future holder of all such Notes or Warrants. Notwithstanding the foregoing, in the event that any such waiver or amendment adversely affects the rights or obligations of a Lender under this Agreement, the Notes or the Warrants in a different manner than other Lenders, such waiver or amendment shall also require the written consent of a majority-in-interest of such adversely affected Lenders.

          8.9  EFFECT OF AMENDMENT OR WAIVER.

     Each Lender acknowledges that by the operation of Section 8.8 hereof and subject to the terms and conditions thereof, the Majority Note Holders will have the right and power to diminish or eliminate all rights of such Lender under this Agreement and each Note and Warrant issued to such Lender.

          8.10 SEVERABILITY.

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 EXCULPATION AMONG LENDERS.

     Each Lender acknowledges that it is not relying upon any person, firm, corporation or stockholder, other than the Company and its officers and directors in their capacities as such, in making its investment or decision to invest in the Company. Each Lender agrees that no other Lender nor the respective controlling persons, officers, directors, partners, agents, stockholders or employees of any other Lender shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase and sale of the Securities.

          8.12 ACKNOWLEDGEMENT.

     In order to avoid doubt, it is acknowledged that each Lender shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Preferred Stock of the Company or as a result of any splits, recapitalizations, combinations or other similar transaction affecting the Common Stock or Preferred Stock underlying the Conversion Shares that occur prior to the conversion of the Notes.

          8.13 WAIVER OF JURY TRIAL.

     TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED

US1DOCS 5696650v8

TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                  [Remainder of Page Intentionally Left Blank.]

US1DOCS 5696650v8

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        BIOVEX GROUP, INC.


                                        By: /s/ Philip Astley-Sparke
                                            ------------------------------------
                                            Philip Astley-Sparke
                                            President and Chief Financial
                                            Officer

                                        Address: 34 Commerce Way
                                                 Woburn, MA 01801

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

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

                                        LENDERS:

                                        ABN AMRO PARTICIPATIES B.V.


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        AVALON VENTURES VI, LP


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        AVALON VENTURES VI GP FUND, LLC


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        CREDIT LYONNAIS INNOVATION 3 FONDS


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        CREDIT LYONNAIS INNOVATION 4 FONDS


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        CREDIT LYONNAIS INNOVATION 5 FONDS


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        CREDIT LYONNAIS VENTURE 1 FONDS


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        LION CAPITAL INVESTISSEMENT FONDS


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name:
                                                      --------------------------
                                        Title:
                                               ---------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        GENECHEM THERAPEUTICS VENTURE FUND L.P.


                                        By: /s/ Louis Lacasse
                                            ------------------------------------
                                        Printed Name: Louis Lacasse
                                        Title: President, GeneChem Management
                                               Inc.

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        FCPI POSTE INNOVATION


                                        By: /s/ Bertrand Leblanc
                                            ------------------------------------
                                        Printed Name: Bertrand Leblanc
                                        Title: President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        FCPI POSTE INNOVATION 6


                                        By: /s/ Bertrand Leblanc
                                            ------------------------------------
                                        Printed Name: Bertrand Leblanc
                                        Title: President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        INNOVEN 2001 FCPI NO 5


                                        By: /s/ Bertrand Leblanc
                                            ------------------------------------
                                        Printed Name: Bertrand Leblanc
                                        Title: President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        INNOVEN 2002 FCPI NO 6


                                        By: /s/ Bertrand Leblanc
                                            ------------------------------------
                                        Printed Name: Bertrand Leblanc
                                        Title: President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        INNOVEN 2003 FCPI NO 7


                                        By: /s/ Bertrand Leblanc
                                            ------------------------------------
                                        Printed Name: Bertrand Leblanc
                                        Title: President

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        LLOYDS TSB DEVELOPMENT CAPITAL LIMITED


                                        By: /s/ Rob Macarthur
                                            ------------------------------------
                                        Printed Name: Rob Macarthur
                                        Title: Director of Finanace

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        MERLIN GENERAL PARTNER II LTD.
                                        (AS MANAGING PARTNER OF
                                        THE MERLIN BIOSCIENCES FUND G.B.R.)


                                        By: /s/ Alison Creed
                                            ------------------------------------
                                        Printed Name: Alison Creed
                                        Title: Director Director

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        MERLIN GENERAL PARTNER II LTD.
                                        (AS GENERAL PARTNER OF
                                        THE MERLIN BIOSCIENCES FUND L.P.)


                                        By: /s/ Alison Creed
                                            ------------------------------------
                                        Printed Name: Alison Creed
                                        Title: Director Director

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        MERLIN GENERAL PARTNER LIMITED
                                        (AS GENERAL PARTNER OF
                                        THE MERLIN FUND L.P.)


                                        By: /s/ Alison Creed
                                            ------------------------------------
                                        Printed Name: Alison Creed
                                        Title: Director Director

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        SEP II


                                        By: /s/ Richard Sparrow
                                            ------------------------------------
                                        Printed Name: Richard Sparrow
                                        Title: Director, Scottish Equity
                                               Partners

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


                                        SEP II B


                                        By: /s/ Richard Sparrow
                                            ------------------------------------
                                        Printed Name: Richard Sparrow
                                        Title: Director, Scottish Equity
                                               Partners

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                                        PHARMABIO DEVELOPMENT INC.
                                        (d/b/a NovaQuest)


                                        By: /s/ illegible
                                            ------------------------------------
                                        Printed Name: illegible
                                        Title: Global VP, Emerging Biotech

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                      SIGNATURE PAGE TO BIOVEX GROUP, INC.
                       NOTE AND WARRANT PURCHASE AGREEMENT

US1DOCS 5696650v8

                               SCHEDULE OF LENDERS

                                          PRINCIPAL BALANCE OF   PURCHASE PRICE       TOTAL
LENDER                                       PROMISSORY NOTE       OF WARRANT     CONSIDERATION
------                                    --------------------   --------------   -------------
ABN Amro Participaties B.V                     $  219,847            $  220         $  220,067
Avalon Ventures VI, LP                            184,049               184            184,233
Avalon Ventures VI GP Fund, LLC                    54,668                55             54,723
   Avalon Total                                   238,517               239            238,956
Credit Lyonnais Innovation 3 Fonds                122,138               122            122,260
Credit Lyonnais Innovation 4 Fonds                141,168               141            141,309
Credit Lyonnais Innovation 5 Fonds                 62,625                63             62,688
Credit Lyonnais Venture 1 Fonds                    28,372                28             28,400
Lion Capital Investissement Fonds                  12,110                12             12,122
   Credit Agricole
      Total                                       366,412               367            366,779
Genechem Therapeutics Venture Fund L.P.           275,264               276            275,540
Innoven 2001 FCPI No 5                             64,000                64             64,064
Innoven 2002 FCPI No 6                             23,944                24             23,968
Innoven 2003 FCPI No 7                             24,086                24             24,110

US1DOCS 5696650v8

                                          PRINCIPAL BALANCE OF   PURCHASE PRICE       TOTAL
LENDER                                       PROMISSORY NOTE       OF WARRANT     CONSIDERATION
------                                    --------------------   --------------   -------------
FCPI Poste Innovation                             204,596               205            204,801
FCPI Poste Innovation 6                           154,475               155            154,630
   Innoven Total                                  471,101               472            471,573
Lloyds TSB Development Capital Limited            316,043               316            316,359
Merlin General Partner II
   Ltd. (as Managing Partner of
   The Merlin Biosciences Fund G.B.R.)             19,751                19             19,770
Merlin General Partner II Ltd.
   (as General Partner of The Merlin
   Biosciences Fund L.P.)                         328,641               330            328,971
   Merlin Total                                   348,392               349            348,741
PharmaBio Development Inc.                        999,000             1,000          1,000,000
SEP II
                                                  249,827               250            250,077
SEP II B
                                                   11,896                12             11,908
   SEP Total
                                                  261,723               262            261,985
                                               ----------            ------         ----------
TOTAL                                          $3,496,500            $3,500         $3,500,000
                                               ==========            ======         ==========

US1DOCS 5696650v8